Exhibit 99.1

Contacts:
Press: Jeff Ferry jferry@infinera.com Infinera Corporation 408-572-5213	Investors/Analysts: Bob Blair bblair@infinera.com Infinera Corporation 408-716-4879

Infinera Corporation Reports Third Quarter 2009 Financial Results

Revenues of $83.4 Million; Four New Customers Added; New ATN Platform Has Six Wins to Date

Sunnyvale, CA, October 20, 2009 – Infinera Corporation (Nasdaq: INFN), a leading provider of digital optical communications systems, today released financial results for the third quarter ended September 26, 2009.

•	GAAP revenues for the third quarter of 2009 were $83.4 million compared to $68.9 million for the second quarter of 2009 and $80.9 million on an adjusted GAAP basis in the third quarter of 2008.

•

GAAP gross margins for the quarter were 33%. Excluding restructuring and other related costs and non-cash stock-based compensation expense, non-GAAP gross margins were 38% in the third quarter of 2009 compared to 31% in the second quarter of 2009 and 42% on an adjusted GAAP basis in the third quarter of 2008.

•

GAAP net loss for the quarter was $16.5 million, or $0.17 per share. Excluding restructuring and other related costs and non-cash stock-based compensation expense, net loss on a non-GAAP basis was $3.1 million, or $0.03 per share, in the third quarter of 2009 compared to a net loss of $18.2 million, or $0.19 per share, on a non-GAAP basis in the second quarter of 2009 and net income of $0.0 million, or $0.00 per diluted share, on an adjusted GAAP basis, for the third quarter of 2008.

Management Commentary

“In the third quarter, we continued our positive revenue growth trajectory and our new customer win momentum with the addition of four customers to our roster while diversifying our customer base and reducing our reliance on any single account,” said Jagdeep Singh, president and chief executive officer at Infinera. “Our ability to grow our revenue and expand our customer base in the current environment validates that customers are investing in the optical network again and that Infinera is winning its fair share of this spending.

“We have expanded our total addressable market with the addition of submarine and metro edge products, and believe that our differentiated, PIC-based disruptive technology continues to resonate with customers and prospects alike as the industry’s best, most cost-effective solution to solve their business challenges,” said Singh.

The company noted the following Q3 highlights:

•

The addition of four new customers this quarter brings the company’s total customer count to 66. With the addition of incumbent service providers Telefonica and Teliasonera, Infinera’s Tier-1 carrier customer count is now six of which three — NTT Communications, Deutsche Telecom and Telefonica — are among the top five players in the world.

•

The company achieved greater customer diversification as three customers accounted for 10% or more of revenue this quarter and the largest customer for the quarter was an existing, but unannounced, cable MSO customer. Level 3 was slightly less than 10 percent of revenue.

•	International revenue grew for the fourth quarter in a row, reaching 37 percent of revenue in Q3.

•	The company won a new eight-figure opportunity with another major internet content provider.

•

With the introduction of its recently announced ATN metro edge product, the company now addresses all major categories within the $8 billion dollar DWDM space including submarine, ultra-long haul, long-haul, regional, metro core and metro access. To date the company has six wins for its new ATN platform, including the recently announced ATN deployment at Deltacomm.

•

The company significantly strengthened its technology resources with the addition of an experienced engineering team in its new Ottawa development center. This team has deep expertise in signal processing and complex modulation schemes, important building blocks for the next generation of optical transport products.

Note: For an explanation of our use of Non-GAAP and Adjusted GAAP measures and a full reconciliation of these measures to our GAAP results, please see the section of the accompanying tables titled “GAAP to Non-GAAP and Adjusted GAAP Reconciliations.” We have not shown comparisons to our third quarter 2008 GAAP results in the body of this press release because those results were significantly affected by the recognition of ratable product and related support and services revenue from shipments made prior to the third quarter of 2008, which we believe makes those comparisons less useful for investors. See our GAAP Condensed Consolidated Statements of Operations attached to this release for these GAAP to GAAP comparisons.

Conference Call Information:

Infinera will host a conference call for analysts and investors to discuss its third quarter results and fourth quarter outlook today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). A live webcast of the conference call will also be accessible from the “Investor Relations” section of the company’s website at www.infinera.com. Following the webcast, an archived version will be available on the website for 30 days. To hear the replay, parties in the United States and Canada should call 1-800-685-9501. International parties can access the replay at 1-203-369-3318.

About Infinera

Infinera provides Digital Optical Networking systems to telecommunications carriers worldwide. Infinera’s systems are unique in their use of a breakthrough semiconductor technology: the Photonic Integrated Circuit (PIC). Infinera’s systems and PIC technology are designed to provide optical networks with simpler and more flexible engineering and operations, faster time-to-service, and the ability to rapidly deliver differentiated services without reengineering their optical infrastructure. For more information, please visit www.infinera.com.

Forward-Looking Statements

This press release contains forward-looking statements, including statements about our products, business, customer reaction to our products and our view on customer spending. These forward-looking statements involve risks and uncertainties, as well as assumptions that if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs and develop new or enhanced products to meet those needs; the adoption rate of our products; our ability to establish and maintain successful relationships with our customers; our ability to reduce customer concentration; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; general political, economic and market conditions and events; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission (SEC). More information about these and other risks that may impact Infinera’s business are set forth in our annual report on Form 10-K, which was filed with the SEC on February 17, 2009, as well as subsequent reports filed with the SEC. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Non-GAAP and other Financial Measures

In addition to disclosing financial measures prepared in accordance with United States Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain certain non-GAAP and other financial measures that reflect adjusted GAAP revenue and exclude non-cash stock-based compensation expenses and non-recurring restructuring and other related costs. For a description of these non-GAAP financial measures, including the reasons why management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled “GAAP to Non-GAAP and Adjusted GAAP Reconciliations” as well as the accompanying notes on the use of certain non-GAAP measures.

We anticipate disclosing forward-looking non-GAAP and other financial information in our conference call to discuss our third quarter of 2009 results, including an estimate of non-GAAP earnings for the fourth quarter of 2009 that excludes non-cash stock-based compensation expenses and non-recurring restructuring and other related costs.

A copy of this press release can be found on the investor relations page of Infinera’s website at www.infinera.com.

Infinera Corporation and the Infinera logo are trademarks or registered trademarks of Infinera Corporation. All other trademarks used or mentioned herein belong to their respective owners.

Infinera Corporation

GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 26, 2009	September 27, 2008	September 26, 2009	September 27, 2008
Revenue:
Product	$73,690	$76,130	$193,912	$226,763
Ratable product and related support and services	892	39,495	3,206	181,462
Services	8,826	4,881	21,802	11,643

Total revenue	83,408	120,506	218,920	419,868

Cost of revenue(1):
Cost of product	47,473	45,139	137,037	131,928
Cost of ratable product and related support and services	444	18,537	1,532	86,537
Cost of services	5,049	2,592	9,681	5,814
Restructuring and other costs related to cost of revenue	2,736	—	2,736	—

Total cost of revenue	55,702	66,268	150,986	224,279

Gross profit	27,706	54,238	67,934	195,589

Operating expenses(1):
Sales and marketing	12,364	11,171	34,945	32,277
Research and development	23,589	21,092	70,349	57,172
General and administrative	10,373	8,713	31,978	25,632
Restructuring and other costs	601	—	601	—
Amortization of intangible assets	22	37	96	111

Total operating expenses	46,949	41,013	137,969	115,192

Income (loss) from operations	(19,243)	13,225	(70,035)	80,397

Other income (expense), net:
Interest income	441	1,675	1,956	7,236
Interest expense	—	—	—	(3)
Net impairment losses recognized in earnings(2)	(161)	—	(1,094)	—
Other gain (loss), net	870	37	(138)	1,213

Total other income (expense), net	1,150	1,712	724	8,446

Income (loss) before income taxes	(18,093)	14,937	(69,311)	88,843
Provision for (benefit from) income taxes	(1,561)	—	(1,340)	3,427

Net income (loss)	$(16,532)	$14,937	$(67,971)	$85,416

Net income (loss) per common share:
Basic	$(0.17)	$0.16	$(0.71)	$0.93

Diluted	$(0.17)	$0.15	$(0.71)	$0.88

Weighted average shares used in computing net income (loss) per common share:
Basic	95,864	92,888	95,100	92,087

Diluted	95,864	97,208	95,100	97,061

(1)	The following table summarizes the effects of stock-based compensation related to employees and non-employees for the three and nine months ended September 26, 2009 and September 27, 2008:

	Three Months Ended		Nine Months Ended
	September 26, 2009	September 27, 2008	September 26, 2009	September 27, 2008
Cost of revenue	$490	$299	$1,346	$778
Sales and marketing	1,710	1,250	4,723	3,264
Research and development	2,915	1,870	7,066	4,722
General and administration	3,984	1,956	10,142	5,530

	9,099	5,375	23,277	14,294
Cost of revenue—amortization from balance sheet*	987	1,180	2,457	3,549

Total stock-based compensation expense	$10,086	$6,555	$25,734	$17,843

*	Stock-based compensation expense deferred to inventory and to deferred inventory costs in prior periods and recognized in the current period.

(2)	The following table summarizes the components of net impairment losses recognized in earnings:

	Three Months Ended		Nine Months Ended
	September 26, 2009	September 27, 2008	September 26, 2009	September 27, 2008
Total other-than-temporary impairment loss	$—	$—	$(2,747)	$—
Portion of gain (loss) recognized in other comprehensive loss	(161)	—	1,653	—

Net impairment losses recognized in earnings	$(161)	$—	$(1,094)	$—

Infinera Corporation

GAAP to Non-GAAP Reconciliation

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 26, 2009
	GAAP	Restructuring Charges (1)		Non-GAAP excluding Restructuring	Stock Comp(2)	Non-GAAP
Revenue
Product and ratable revenue	$74,582	$—		$74,582	$—	$74,582
Services revenue	8,826	—		8,826	—	8,826

Total revenue	83,408	—		83,408	—	83,408
Cost of revenue	55,702	(2,736	) (a)	52,966	(1,477)	51,489

Gross profit	27,706	2,736		30,442	1,477	31,919
Gross margin	33%					38%
Operating expenses	46,949	(601	) (a)	46,348	(8,609)	37,739

Loss from operations	(19,243)	3,337		(15,906)	10,086	(5,820)
Other income (expense), net	1,150	—		1,150	—	1,150

Loss before provision for income taxes	(18,093)	3,337		(14,756)	10,086	(4,670)
Benefit from income taxes	(1,561)	—		(1,561)	—	(1,561)

Net loss	$(16,532)	$3,337		$(13,195)	$10,086	$(3,109)

Net loss per common share:
Basic	$(0.17)					$(0.03)

Diluted	$(0.17)					$(0.03	) *

Weighted average shares used in computing net loss per common share:
Basic	95,864					95,864

Diluted	95,864					99,293	*

(1)

In the third quarter of 2009, we recorded restructuring and other related costs of $3.3 million pursuant to our plan announced on July 21, 2009, involving the closure of our Maryland based semi-conductor fabrication plant (“FAB”) and the consolidation of these activities into our primary FAB location in Sunnyvale, California.

(2)

See footnote to the Condensed Consolidated Statements of Operations for a summary of the effects of stock-based compensation related to employees and non-employees for the three months ended September 26, 2009.

*	Diluted shares used to calculate net loss per share on a non-GAAP basis provided for informational purposes only.

Infinera Corporation

GAAP to Non-GAAP Reconciliation

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 27, 2009
	GAAP	Stock Comp		Non-GAAP
Revenue
Product and ratable revenue	$61,919	$—		$61,919
Services revenue	7,013	—		7,013

Total revenue	68,932	—		68,932
Cost of revenue	48,674	(1,381	) (b)	47,293

Gross profit	20,258	1,381		21,639
Gross margin	29%			31%
Operating expenses	47,736	(7,531	) (b)	40,205

Loss from operations	(27,478)	8,912		(18,566)
Other income (expense), net	470	—		470

Loss before provision for income taxes	(27,008)	8,912		(18,096)
Provision for income taxes	103	—		103

Net loss	$(27,111)	$8,912		$(18,199)

Net loss per common share:
Basic	$(0.28)			$(0.19)

Diluted	$(0.28)			$(0.18	) *

Weighted average shares used in computing net loss per common share:
Basic	95,161			95,161

Diluted	95,161			98,960	*

*	Diluted shares used to calculate net loss per share on a non-GAAP basis provided for informational purposes only.

Infinera Corporation

GAAP to Adjusted GAAP Reconciliation

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 27, 2008
	GAAP	Deferral Adjustments		Adjusted GAAP Results	Adjusted GAAP Stock Comp		Adjusted GAAP Excluding Stock Comp
Revenue
Product and ratable revenue	$115,625	$(39,588	) (c)	$76,037	$—		$76,037
Services revenue	4,881	—		4,881	—		4,881

Total revenue	120,506	(39,588)		80,918	—		80,918
Cost of revenue	66,268	(18,338	) (d)	47,930	(1,270	) (e)	46,660

Gross profit	54,238	(21,250)		32,988	1,270		34,258
Gross margin	45%						42%
Operating expenses	41,013	—		41,013	(5,076	) (e)	35,937

Income from operations	13,225	(21,250)		(8,025)	6,346		(1,679)
Other income (expense), net	1,712	—		1,712	—		1,712

Income before provision for income taxes	14,937	(21,250)		(6,313)	6,346		33
Provision for income taxes	—	—		—	—		—

Net income	$14,937	$(21,250)		$(6,313)	$6,346		$33

Net income per common share:
Basic	$0.16						$0.00

Diluted	$0.15						$0.00

Weighted average shares used in computing net income per common share:
Basic	92,888						92,888

Diluted	97,208						97,208

Use of Non-GAAP and Adjusted GAAP Information:

As described below, Infinera uses various non-GAAP and adjusted GAAP financial measures to supplement our condensed consolidated financial statements presented on a GAAP basis. We believe these adjustments are appropriate to enhance an overall understanding of our underlying financial performance and also our prospects for the future and are considered by management for the purpose of making operational decisions. In addition, these results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or basic and diluted net income per share prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations.

Our usage of these non-GAAP and adjusted GAAP measures are further explained below:

•

Effective April 2008, we had established VSOE of fair value for most of our service offerings. From the second quarter of 2008 to the fourth quarter of 2008, we have used adjusted GAAP measures of operating results, net income and net income per share. Adjusted GAAP results reflected our GAAP results reduced for amounts released from deferred revenue and deferred cost of inventory balances recorded prior to the second quarter of 2008 and previously reported in our invoiced shipment results. Deferred services and deferred ratable and product revenue and cost amounts recorded after March 29, 2008 were not adjusted and were recognized on a GAAP basis in arriving at the adjusted GAAP results. We presented these non-GAAP measures of operating results, net income and net income per share, which included adjusted GAAP results and excluded non-GAAP stock-based compensation expense for these periods.

•

In the first quarter of 2009, we began using more traditional non-GAAP financial measures, which reflect our GAAP results and exclude non-recurring restructuring and other related costs and stock-based compensation related expenses. All material deferred revenue and deferred cost of inventory balances recorded prior to the second quarter of 2008 and previously reported in our invoiced shipment results have been recognized in our GAAP results prior to December 27, 2008. Therefore, no further adjustments, other than the exclusion of non-recurring restructuring and other related costs and stock-based compensation expense will be made to our GAAP results on a go-forward basis.

(a)	Adjustment amount represents restructuring and other related costs recorded in the third quarter of 2009 related to the closure of our Maryland FAB announced on July 21, 2009. These amounts have been adjusted in arriving at our non-GAAP results as they are non-recurring in nature and the adjusted numbers provide a better indication of our underlying business performance.

	Three Months Ended September 26, 2009
	Cost of Revenue	Operating Expenses	Total
(In thousands)
Severance and related expenses	$804	$97	$901
Equipment and facility-related costs	1,900	415	2,315
Other	32	89	121

Total	$2,736	$601	$3,337

Restructuring and other related costs include non-cash charges of $2.4 million.

(b)	The following table summarizes the effects of stock-based compensation related to employees and non-employees for the three months ended June 27, 2009:

Three Months Ended June 27, 2009
(In thousands)
Cost of revenue	$477
Sales and marketing	1,599
Research and development	2,419
General and administration	3,513

8,008
Cost of revenue - amortization from balance sheet*	904

Total stock-based compensation expense	$8,912

*	Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.

(c)	Adjustment amount represents the release of ratable and product deferred revenue amounts related to periods prior to March 29, 2008 as these amounts have been previously reported as invoiced shipments. No adjustment has been made for changes in deferred services revenue as these amounts relate to future service deliverables and are appropriately deferred. Deferred ratable and product amounts recorded after March 29, 2008 have not been adjusted as these amounts are recognized on a GAAP basis in arriving at the adjusted GAAP results.

The deferred revenue adjustments recorded above are reconciled to the deferred revenue balance on our balance sheet in the table below:

	Three Months Ended September 27, 2008
Deferred Revenue	Pre Mar 29, 2008 Ratable and Product Revenue	Post Mar 29, 2008 Ratable and Product Revenue	Services	Total
(In thousands)
Beginning balance	$61,340	$3,113	$5,456	$69,909
Additions to deferred revenue	—	2,075	3,567	5,642
Amortization to revenue	(39,588)	(891)	(2,616)	(43,095)

Ending balance	$21,752	$4,297	$6,407	$32,456

Change in deferred revenue balance	$(39,588)	$1,184	$951	$(37,453)

(d)	Adjustment amount represents the release of ratable and deferred product cost amounts related to periods prior to March 29, 2008 as these amounts have been previously included as invoiced shipments. Deferred ratable and product amounts recorded after March 29, 2008 have not been adjusted as these amounts are recognized on a GAAP basis in arriving at the adjusted GAAP results.

The deferred cost of inventory adjustments recorded above are reconciled to the deferred cost of inventory balance on our balance sheet in the table below:

	Three Months Ended September 27, 2008
Deferred Inventory Cost	Pre Mar 29, 2008 Ratable and Product Cost	Post Mar 29, 2008 Ratable and Product Cost	Total
(In thousands)
Beginning balance	$26,510	$450	$26,960
Additions to deferred cost of revenue	—	710	710
Amortized to cost of revenue	(18,338)	(40)	(18,378)

Ending balance	$8,172	$1,120	$9,292

Change in deferred inventory cost balance	$(18,338)	$670	$(17,668)

(e)	Excluded amount represents stock-based compensation expense on a non-GAAP basis. Stock-based compensation is a non-cash expense accounted for in accordance with the fair value recognition provisions of the Equity Topic of the Accounting Standards Codification. While this is a large component of our expense, we believe investors want to evaluate our financial results both including and excluding the effects of stock-based compensation expense in order to compare our financial performance with that of other companies and between time periods.

The stock-based compensation expense excluded from cost of revenue is a non-GAAP financial measure and is reconciled to the corresponding GAAP amount in the table below:

Three Months Ended September 27, 2008
(In thousands)
GAAP stock-based compensation in cost of revenue	$299
GAAP stock-based compensation in cost of revenue - amortization from balance sheet	1,180
Stock-based compensation not deferred to deferred inventory cost	—
Stock-based compensation previously recognized on invoiced shipment basis	(209)

Non-GAAP stock-based compensation in cost of revenue	$1,270

Infinera Corporation

Condensed Consolidated Balance Sheets

(In thousands, except par values)

(Unaudited)

	September 26, 2009	December 27, 2008
ASSETS

Current assets:
Cash and cash equivalents	$90,945	$166,770
Short-term investments	178,107	68,232
Short-term restricted cash	1,533	720
Accounts receivable, net of allowance for doubtful accounts of $606 as of September 26, 2009 and $1,700 as of December 27, 2008	54,030	69,354
Other receivables	2,199	1,085
Inventories, net	72,915	58,986
Deferred inventory costs	2,376	1,744
Prepaid expenses and other current assets	8,417	6,311

Total current assets	410,522	373,202

Property, plant and equipment, net	44,363	46,820
Intangible assets	1,004	1,276
Deferred inventory costs, non-current	1,768	2,493
Long-term investments	7,423	74,684
Long-term restricted cash	2,514	2,179
Other non-current assets	11,213	6,413

Total assets	$478,807	$507,067

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$31,617	$34,048
Accrued expenses	23,822	16,092
Accrued compensation and related benefits	13,050	13,472
Accrued warranty	5,612	5,205
Deferred revenue	11,681	14,683

Total current liabilities	85,782	83,500

Accrued warranty, non-current	4,526	4,735
Deferred revenue, non-current	6,805	7,724
Other long-term liabilities	7,119	5,645

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.001 par value
Authorized shares - 25,000 and no shares issued and outstanding	—	—
Common stock, $0.001 par value
Authorized shares - 500,000 as of September 26, 2009 and December 27, 2008 Issued and outstanding shares - 96,436 as of September 26, 2009 and 94,163 as of December 27, 2008	96	94
Additional paid-in capital	735,031	699,705
Accumulated other comprehensive loss	(1,843)	(3,598)
Accumulated deficit	(358,709)	(290,738)

Total stockholders’ equity	374,575	405,463

Total liabilities and stockholders’ equity	$478,807	$507,067

Infinera Corporation

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Nine Months Ended
	September 26, 2009	September 27, 2008
Cash Flows from Operating Activities:
Net income (loss)	$(67,971)	$85,416
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	12,064	8,877
Non-cash restructuring and other costs	2,404	—
Net credit impairment losses in earnings	1,094	—
Accretion of investment discount	289	(881)
Stock-based compensation expense	25,733	17,843
Put Rights	2,540	—
Unrealized holding gains for trading securities	(3,141)	—
Tax benefit (reversal) from stock option transactions	(593)	2,588
(Excess) reduction of tax benefit from stock option transactions	248	(2,588)
Gain on disposal of assets	(117)	(1,006)
Other (gain) loss	(113)	7
Changes in assets and liabilities:
Accounts receivable	14,219	(8,478)
Inventories, net	(12,728)	(701)
Prepaid expenses and other current assets	(2,331)	(3,142)
Deferred inventory costs	21	71,626
Other non-current assets	(4,795)	(1,964)
Accounts payable	(1,875)	7,777
Accrued liabilities and other expenses	8,749	(8,723)
Deferred revenue	(3,922)	(141,981)
Accrued warranty	197	684

Net cash provided by (used in) operating activities	(30,028)	25,354

Cash Flows from Investing Activities:
Purchase of available-for-sale investments	(136,338)	(172,875)
Proceeds from sale of available-for-sale investments	1,536	103,190
Proceeds from maturities and call of investments and restricted cash	92,009	122,899
Proceeds from disposal of assets	206	1,080
Purchase of property and equipment	(11,599)	(15,152)

Net cash provided by (used in) investing activities	(54,186)	39,142

Cash Flows from Financing Activities:
Proceeds from issuance of common stock	8,545	11,242
Excess (reduction of) tax benefit from stock option transactions	(248)	2,588
Repurchase of common stock	(19)	(30)

Net cash provided by financing activities	8,278	13,800

Effect of exchange rate changes on cash	111	(66)
Net change in cash and cash equivalents	(75,825)	78,230
Cash and cash equivalents at beginning of period	166,770	91,209

Cash and cash equivalents at end of period	$90,945	$169,439

Supplemental disclosures of cash flow information:
Cash paid for interest	$—	$3
Cash paid for income taxes	$1,245	$858

Infinera Corporation

Supplemental Financial Information

	Q1'08	Q2'08	Q3'08	Q4'08	Q1'09	Q2'09	Q3'09
Revenue	$95.5	$90.8	$80.9	$86.2	$66.6	$68.9	$83.4
Gross Margin %	45%	47%	42%	36%	31%	31%	38%

Invoiced Shipment Composition:
Domestic %	82%	78%	81%	73%	74%	64%	63%
International %	18%	22%	19%	27%	26%	36%	37%
Largest Customer %	31%	21%	27%	23%	30%	20%	15%

Cash Related Information:
Cash from Operations	$9.8	$5.6	$9.9	($5.4)	($2.9)	($18.8)	($8.3)
Capital Expenditures	$4.5	$4.8	$5.9	$7.8	$6.0	$2.8	$2.8
Depreciation & Amortization	$2.6	$2.9	$3.4	$4.1	$3.9	$4.0	$4.2
DSO’s	42	57	55	74	61	72	61

Inventory Metrics:
Raw Materials	$7.9	$9.2	$10.0	$9.1	$7.7	$10.1	$7.4
Work in Process	$40.6	$34.6	$35.8	$37.9	$43.2	$40.1	$36.2
Finished Goods	$10.7	$13.8	$12.8	$12.0	$13.6	$22.3	$29.3

Total Inventory	$59.2	$57.6	$58.6	$59.0	$64.5	$72.5	$72.9
Inventory Turns	3.5	3.3	3.2	3.8	2.8	2.6	3.0

Worldwide Headcount	799	853	889	937	962	973	970

Periods prior to Q2'08 reflect invoiced shipments results; periods from Q2'08 through Q4'08 reflect adjusted GAAP results; and Q1'09 going forward reflects non-GAAP results. Non-GAAP results exclude restructuring and other related costs and non-cash stock-based compensation.